UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2011

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5455-152nd Street, Suite 308, Surrey, British Columbia	V3S 5A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 665-4646

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 4, 2011 our company issued a press release announcing that on September 30, 2011 the Supreme Court of British Columbia upheld the appeal of our company to hold the meeting of our shareholders on May 11, 2012, or such other date as determined by our company’s board of directors, along with the annual general meetings of our company for the years 2009, 2010 and 2011.

In our press release we also provided and update as to our Nolan Creek property in Alaska.

Further information is set forth in the Press Release, which is attached hereto as Exhibit 99.1.

The foregoing summary of the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release, a copy of which is filed herewith as an exhibit and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated October 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

/s/ Garry Anselmo
Garry Anselmo
Chairman of the Board, President and
Chief Executive Officer

October 4, 2011